UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January16, 2019

BLUE HILLS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36551	46-5429062
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 River Ridge Drive, Norwood, Massachusetts	02062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 361-6900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On January 16, 2019, Blue Hills Bancorp, Inc. (the "Company") held a Special Meeting of Stockholders (the "Meeting") in Norwood, MA.  Of the 26,859,344 shares of the Company's common stock outstanding at the close of business on December 4, 2018, the record date for the Meeting, 19,339,732 shares were present or represented by proxy at the Meeting, constituting a quorum to conduct business.
The voting results from the Meeting as to the proposal presented to stockholders were as follows:

PROPOSAL 1:  the approval of the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 20, 2018, by and between the Company and Independent Bank Corp. (“Independent”) and the transactions contemplated thereby, including the merger of the Company with and into Independent:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	19,116,240	156,659	66,833	—
The Merger Agreement was approved by the stockholders. In connection with the Meeting, the Company also solicited proxies with respect to a proposal to adjourn the Meeting, if necessary or appropriate, in the event there were not sufficient votes in favor of the Merger Agreement at the time of the Meeting.  The adjournment proposal was not submitted to the shareholders of the Company for approval at the Meeting because Company shareholders approved the Merger Agreement.

Item 8.01.   OTHER EVENTS

On January 16, 2019, the Company issued a press release announcing the results of the shareholder vote at the Meeting. The merger remains subject to the approval of Independent’s stockholders at a special meeting of stockholders to be held on January 25, 2019, and is subject to other customary closing conditions. The merger is expected to close later in the first quarter of 2019 or early in the second quarter of 2019.  A copy of the press release, which is attached to this Form 8-K as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description

99.1	Press Release dated January 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLUE HILLS BANCORP, INC.
DATE: January 16, 2019	By:	/s/ William M. Parent
William M. Parent
President and Chief Executive Officer